                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]    Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

   [x]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                          JACK CARL/312-FUTURES, INC.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[X]  No Fee Required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each of securities to which transaction applies:
     ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
     ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ______________________________________________________________
     (4) Proposed maximum aggregate value of transaction:
     ______________________________________________________________
     (5)  Total fee paid:
     ______________________________________________________________
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid: __________________________________________
     (2) Form, Schedule or Registration Statement No.:________________________
     (3) Filing Party:_____________________________________________________
     (4) Date filed:______________________________________________________

                          JACK CARL/312-FUTURES, INC.
                              200 W. ADAMS STREET
                                   SUITE 1500
                            CHICAGO, ILLINOIS  60606
                                 (312) 407-5726

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
                          BE HELD ON FEBRUARY 14, 1997

To:  Shareholders of Jack Carl/312-Futures, Inc.

     The annual meeting of the shareholders of Jack Carl/312-Futures, Inc. will be held at One Turnberry Place, Suite 800, 19495 Biscayne Boulevard, Aventura, Florida on Friday, February 14, 1997, at 10:00 a.m., Eastern Standard Time, for the following purposes:

     1. To elect 4 directors to hold office during the year following the annual meeting or until their successors are elected (Item No. 1 on proxy card);

     2. To approval a change of name of the Company as required by the Agreement between Index Futures Group, Inc., and ED&F Man, Inc. (Item No. 2 on proxy card);

     3. To ratify the appointment of Arthur Andersen & Co., LLP as independent auditors for the Company for the coming (Item No. 3 on proxy card); and

     4. To transact such other business as may properly come before the meeting.

     The close of business on January 16, 1997, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

     Accompanying this Notice and Proxy Statement is a copy of the Company's Annual Report for the fiscal year ended June 30, 1996, as filed on Form 10-K/A and its Form 10-Q quarterly report for the period ended September 30, 1996.

     BY ORDER OF THE BOARD OF DIRECTORS


Date: ____________          /s/ Bruce Mathias
                            ---------------------------------------------------
                            Bruce Mathias, Secretary

                             YOUR VOTE IS IMPORTANT

     IT IS IMPORTANT THAT AS MANY SHARES AS POSSIBLE BE REPRESENTED AT THE ANNUAL MEETING. PLEASE DATE, SIGN, AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT HAS BEEN VOTED.

                          JACK CARL/312-FUTURES, INC.
                              200 W. ADAMS STREET
                                   SUITE 1500
                            CHICAGO, ILLINOIS  60606
                                 (312) 407-5726


                                PROXY STATEMENT


Information Concerning the Solicitation
---------------------------------------

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders Meeting (the "Annual Meeting") of Jack Carl/312-Futures, Inc. (the "Company"), a Delaware corporation, to be held on February 14, 1997. The proxy materials are being mailed to shareholders of record at the close of business on January 16, 1997.

     The solicitation of proxies on the enclosed form is made on behalf of the Board of Directors of the Company.

     The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Quorum and Voting
-----------------

     Only shareholders of record at the close of business on January 16, 1997, are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 33,624,530 shares of Common Stock. Each share has one vote. A simple majority of the outstanding shares is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting. A simple majority of the shares present in person or by proxy at the Annual Meeting, at which a quorum is present, is required to elect directors. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares held of record by a broker for which a proxy is not given) will not be counted for purposes of determining a quorum, and, accordingly, will not be counted for purposes of determining the vote on any matter considered at the meeting.

     A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by notifying the Secretary of the Company in writing. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" the nominees for directors contained in these proxy materials and "FOR" proposals 2 and 3.

Stock Ownership by Management and Others
----------------------------------------

     The following table sets forth as of November 30, 1996, certain information regarding the common stock beneficially owned by each present director, the Registrant's chief executive officer and the Registrant's three other most highly compensated officers, each person known by the Registrant to own more than five percent or more of the common stock of the Registrant and all present officers and directors as a group:

                                       Amount and Nature of
Name of Beneficial Owner             Beneficial Ownership/(1)/         Percent of Class/(1)(2)/
--------------------------           -------------------------         -------------------------

Lee S. Casty/(1)(2)(3)/                       15,464,453                         45.99%

Burton J. Meyer/(4)(7)(8)/                     3,321,074                          9.39%

Joel M. Eidelstein                               127,975                           .38%

George A. Myers                                    3,666                           .01%

Allyson D. Laackman/(5)/                         125,000                           .37%

Michael J. Moss/(7)/                           1,801,063                          5.36%

Philip A. Tanzar/(6)(7)(9)/                       25,000                           .07%

All officers and directors as
a group (5 persons)                              306,641                           .91%

/(1)/ Does not give effect to 400,000 shares of Class A Preferred Stock, $1.00 par value, one vote per share, beneficially owned by Mr. Casty and constituting 100% of the issued and outstanding Class A Preferred Stock of the Registrant. By giving effect to one vote per share of the Class A Preferred Stock the percentage of the total number of Class A Preferred Stock the percentage of the total number of votes that can be cast by Mr. Casty will increase.

/(2)/ Mr. Casty may be deemed a parent and promoter of the Registrant as those terms are defined under the Securities Act of 1933, as amended.

/(3)/ c/o French-American Securities, Inc., 200 West Adams Street, Suite 1500,
      Chicago, Illinois 60606.

/(4)/ Includes 1,750,000 exercisable options, of which beneficial ownership can be acquired.

/(5)/ Includes 125,000 exercisable options, of which beneficial ownership can be acquired.

/(6)/ Includes 25,000 exercisable options, of which beneficial ownership can be acquired.

/(7)/ Ceased to be an executive officer effective July 1, 1996.

/(8)/ Resigned as Director effective close of business July 1, 1996.

/(9)/ Resigned as a Director effective October 1, 1996.

Proposal One - Election of Directors
------------------------------------

     Four directors will be elected at the Annual Meeting to serve for terms of one year expiring on the date of the Annual Meeting in 1998. Each director elected will continue in office until a successor has been elected and qualified. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee.

Information Concerning Nominees
-------------------------------

     The following is information concerning nominees for election as directors of the Company. Each of such persons is presently a director of the Company.

     JOEL EIDELSTEIN was elected Director of the Company effective November 16, 1990. Mr. Eidelstein graduated from Brandeis University in May, 1988. Since June, 1988, until immediately prior to the Sale of Assets, he was an independent trader and floor manager with Index. On November 19, 1996, Mr. Eidelstein was elected President and Chief Executive Officer of the Company.

     GEORGE MYERS was elected Director of the Company effective November 16, 1990. Mr. Myers, since 1981, has been managing general partner of MC Capital, a diversified real estate company with offices in Chicago, Illinois; Phoenix, Arizona; and San Diego, California.

     ZALMAN LEKACH is President and Chief Operating Officer of Parlux Fragrances, Inc. ("Parlux"). He became a director and an executive in Parlux, S.A., Parlux's French subsidiary, in May 1990. In May 1993, he resigned his executive position and owned and operated a company exporting foods and health/beauty aids to South America. In January of 1995, he rejoined Parlux as its Chief Operating Officer and a director. In June 1996, Mr. Zalman Lekach also assumed the position of President.

     COLLEEN M. RUGGIO has been an employee at Index Futures Group, Inc. since January, 1985. She is currently the controller of Index Securities, Inc., Index Management Services, Inc., and Index Futures Group, Inc. and is pursuing a bachelors degree at DePaul University in Chicago, Illinois.

Executive Officers Other Than Nominees
--------------------------------------

     ALLYSON D. LAACKMAN became Chief Financial Officer on September 14, 1992 of the Company, BRC and ISI and chief financial officer and director of Index, Arb, JCMT, IFTG and ICTG. Ms. Laackman was also Chief Financial Officer and director of IMSI from September 14, 1992 until she voluntarily resigned from those positions in January, 1994. Prior to joining the Company, Ms. Laackman, a Certified Public Accountant, had been with Arthur Andersen & Co. since 1981 and was an experienced manager in the financial services division.

     BRUCE E. MATHIAS has been Treasurer of the Company since November 16, 1990. Mr. Mathias was also Assistant Secretary of the Company from November 16, 1990 until he was appointed Secretary in March, 1994. he was also Chief Financial Officer of the Company, Index, BRC, IMSI, RDI and Arb from November, 1990 until January, 1992 when he was elected president of IMSI until February, 1994, when he was reappointed chief financial officer of IMSI. Prior to November, 1990 he was the Director of Financial Reporting of the

Company from May, 1987 and secretary of Index since November, 1987. In addition, since November 16, 1990, he has been treasurer and a director of Index and treasurer and assistant secretary of BRC. Since November, 1990, Mr. Mathias has been a director of IMSI. Mr. Mathias is a Certified Public Accountant.


Committees of the Board of Directors
------------------------------------

     The Company currently has no committees of the Board of Directors.


Executive Compensation
----------------------

     The following table sets forth all cash compensation paid by the Company as well as the number of stock options earned by the Company's chief executive officer and the three other most highly compensated executive officers, exceeding $100,000, during the last three fiscal years.

                                                                                          Long Term
                                                                                        Compensation
                                  Year Ended                            Other Annual    Option Awards     All Other
Name and Principal Position        June 30       Salary      Bonus      Compensation      (Shs) (5)      Compensation
---------------------------       ----------    --------    --------    ------------    -------------    ------------
Burton J. Meyer/(1)(6)/              1996       $300,000    $344,600        ----             ----          $316,100
  President and Director             1995       $300,000    $153,700        ----             ----
                                     1994       $225,000    $ 50,000        ----          1,250,000

Michael J. Moss/(2)(6)/              1996         ----        ----        $538,800           ----            ----
  President of Index                 1995         ----        ----        $668,200           ----
                                     1994         ----        ----        $414,100          500,000

Allyson D. Laackman/(3)/             1996       $135,000    $ 74,700        ----             ----            ----
  Chief Financial Officer            1995       $133,200    $ 14,100        ----             ----
                                     1994       $125,000    $  5,800        ----             ----

Philip A. Tanzar/(4)(6)/             1996       $130,000    $ 14,300        ----             ----            ----
  Director and Vice President        1995       $122,000    $ 16,700        ----             ----
  and General Counsel                1994       $117,000    $  2,600        ----             ----

--------------------

(1) Mr. Meyer's bonuses relate to the prior fiscal years. All Other Compensation is a severance payment. Mr. Meyer resigned as a Director as of the close of business July 1, 1996.

(2) Mr. Moss's 500,000 options expired June 30, 1995. Other annual compensation is commissions. Mr. Moss ceased being an officer of the Company's principal subsidiary Index, when Index's business was sold to ED&F Man International, Inc., ("MINC") on July 1, 1996.

(3) Ms. Laackman earned a $38,800 bonus for fiscal 1994 and 1995, $24,700 of which was paid in fiscal 1996. Also, Ms. Laackman earned a $50,000 bonus for fiscal 1996, which was paid in fiscal 1996.

(4) Mr. Tanzar became a Director effective February, 1994. He resigned October 1, 1996.

(5) The options have been restated for the November, 1994 one-for-four reverse split.

(6)  Resigned from executive officer positions effective July 1, 1996.

Fiscal 1996 Option Grants Table
-------------------------------

     The following table sets forth stock options granted to the Company's chief executive officer and the Company's three other most highly compensated executive officers during fiscal 1996. Under Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen the 5%-10% formula approved by the SEC. However, the ultimate value will depend on the market value of the Company's stock at a future date, which may or may not correspond to the projections below.

          OPTION GRANTS IN FISCAL 1996 AND THROUGH NOVEMBER 30, 1996

Individual Grants
------------------------------------------------------------------



                                                                                               Potential Realizable Value at
                                          % of Total                                            Assumed Annual Rates of
                                        Options Granted                                        Stock Price Appreciation for
                                        to Employees in                                                 Option Term
                                                                                                        -----------
     Name             Options Granted     Fiscal Year       Exercise Price    Expiration Date        5%            10%
     ----             ---------------     -----------       --------------    ---------------       ----          -----
Burton J. Meyer(1)       1,250,000           100%               $0.24           6-30-98(2)       $25,500(3)     $52,000(3)



(1) As of July 1, 1996, Burton J. Meyer resigned from all of his positions as officer, director and employee of the Registrant (see "Employment Agreements").

(2) The potential realizable value calculations assume the expiration date of June 30, 1998, the termination date of the option agreement.

(3)  The options expire upon Mr. Meyer's death or June 30, 1998.

Fiscal 1996 Option Exercises and Year-End Value Table

     The following table sets forth options exercised by the Registrant's chief executive officer and the Registrant's three other most highly compensated executive officers during fiscal 1996, and the number and value of all unexercised options at year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Registrant's stock on November 30, 1996.


                                                                      Value of
                                                    Number of      Unexercised
                                                   Unexercised    In-the-Money
                                                   Options at       Options at
                                                  Nov. 30, 1996  Nov. 30, 1996
                       Shares Acquired   Value    Exercisable/    Exercisable/
Name                     on Exercise    Realized  Unexercisable  Unexercisable
---------------------  ---------------  --------  -------------  -------------

Burton J. Meyer*              -            -       1,750,000/0       $31,250/0

Michael J. Moss*              -            -               0/0            $0/0

Allyson D. Laackman           -            -         125,000/0            $0/0

Philip A. Tanzar*             -            -               0/0            $0/0

*As of July 1, 1996, these individuals were no longer officers, directors or employees.

     Comparative Stock Price Performance Graph
     -----------------------------------------

                           TOTAL SHAREHOLDER RETURNS
                           -------------------------

[Graph to be included in Definitive Proxy Statement to be sent to Shareholders]

                           TOTAL SHAREHOLDER RETURNS
                           -------------------------
                             (Dividends Reinvested)


                                                ANNUAL RETURN PERCENTAGE
                                                      Years Ending


Company/Index                          Jun92     Jun93     Jun94    Jun95     Jun96
-----------------------------------------------------------------------------------
Jack Carl/312-Futures Inc.              0.00    -67.02     51.61   -17.02     0.00
NASDAQ Financial Index                 38.87     31.42     12.89    14.34    30.26
NASDAQ Index Composite                 20.13     25.76      0.96    33.48    28.38



                                              INDEX RETURNS
                               Base           Years Ending
                              Period
Company/Index                 Jun91     Jun92     Jun93    Jun94     Jun95    Jun96
-----------------------------------------------------------------------------------
Jack Carl/312-Futures Inc.     100     100.00     32.98    50.00     41.49    41.49
NASDAQ Financial Index         100     138.87    182.50   206.03    235.56   306.83
NASDAQ Index Composite         100     120.13    151.08   152.52    203.59   261.37


     Effective at the close of business July 1, 1996, Burton J. Meyer, formerly President of the Registrant, became an executive of MINC and as of that date resigned all his positions with the Registrant and its subsidiaries. Because of his expertise in operating the business transferred to MINC and the necessity for the continued success of that business to maximize the purchase price to be received by Index, it was a condition precedent to consummation of the transaction by the Registrant that Mr. Meyer enter into an employment agreement with MINC acceptable to him. Accordingly, Mr. Meyer entered into an employment agreement with an initial term expiring June 30, 1998 to serve as President of Jack Carl Futures Discount Division of MINC and as a Managing Director of the MINC Group Brokerage Division in charge of the activities transferred from Index to MINC. Under the employment agreement, Mr. Meyer is to receive a base salary of $300,000 per year and an annual incentive bonus based on the profitability of MINC's operations under his direction.

     In terminating Mr. Meyer's employment agreement, the Board of Directors authorized the Registrant to pay Mr. Meyer severance in the amount of $316,100. Mr. Meyer will be paid an additional $316,100 by the Registrant if he leaves the employ of MINC, voluntarily or involuntarily, before the expiration of twelve months. In addition, in connection with such termination by the Registrant and as an additional inducement to Mr. Meyer to accept employment with MINC, the Board of Directors of the Registrant, on November 7, 1996, reissued to Mr. Meyer options to purchase 1,250,000 shares of the Registrant's common stock at an option price of $0.24 per share. The original five year option to purchase 1,250,000 shares of the Registrant's common stock at an option price of $0.24 per share was granted to Mr. Meyer on February 28, 1994 and contained an early termination if Mr. Meyer no longer is employed by the Registrant. The original option agreement terminated July 1, 1996 upon Mr. Meyer's employment with MINC.

Employment Agreements
---------------------

     Mr. Meyer's employment agreement, which terminated July 1, 1996, provided, among other things, that he serve as the Company's President and for a base annual compensation of $300,000. In addition to his base annual compensation, Mr. Meyer was entitled to an incentive bonus if certain pre-tax earnings level are achieved, or if such pre-tax earnings levels are not achieved, Mr. Meyer may receive a discretionary bonus.

     In the event that the terms of Mr. Meyer's employment agreement was not extended by the Company, for reasons other than "good cause," on terms substantially equivalent to the current terms, the Company was obligated to pay Mr. Meyer a severance of $300,000 plus an amount equal to the bonus for the previous fiscal year. As a result of the sale of assets of Index, Mr. Meyer's employment contract was not extended. As a settlement of his contract the Board of Directors agreed to pay Mr. Meyer $316,100 in severance. If Mr. Meyer's position at MINC is terminated voluntarily or involuntarily prior to July 1, 1997, Mr. Meyer will be entitled to receive additional severance of $316,100.

     Ms. Laackman's employment agreement, effective September 14, 1994, provides, among other things, that she serve as the Company's Chief Financial Officer and for a base annual compensation of $135,000 for a term ending December 31, 1995. In addition to her base annual compensation, Ms. Laackman is entitled to a discretionary bonus which may not exceed 100% of her base salary.

     Effective July 1, 1995, Ms. Laackman signed another employment agreement which supersedes the September 14, 1994 agreement. This agreement provides, among other things, that she serve as the Company's Chief Financial Officer and for a base annual compensation of $135,000 for a term ending June

30, 1996. In addition to her base annual compensation, Ms. Laackman is entitled to an annual bonus if certain pre-tax earnings levels are achieved.

     In the event that the terms of Ms. Laackman's employment are not extended by the Company, for reasons other than "good cause," on terms substantially equivalent to the current terms, the Company is obligated to pay Ms. Laackman a severance equal to nine months of base salary. The severance may be reduced under certain circumstances. This contract has not yet been extended, however, Ms. Laackman continues to serve as Chief Financial Officer.

     Effective July 1, 1996, Mr. Tanzar accepted employment at MINC, thereby terminating his employment contract with the Company. As an inducement for Mr. Tanzar to accept employment with MINC and as a settlement of his contract, the Company has agreed to pay him up to $100,000 as severance if he is terminated by MINC prior to January 1, 1999.

Compensation of Directors
-------------------------

     Directors are not currently compensated in connection with their duties as directors, but may be reimbursed for expenses incurred by them.

Compliance with Section 16(a)
-----------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ SmallCap Stockmarket. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during calendar year 1996, all Section 16(a) filing requirements applicable to officers, directors and ten percent beneficial owners were complied with.

Board of Directors Affiliation and Related Transactions
-------------------------------------------------------

     Joel Eidelstein is the President of Ocean Reef Management, Inc. which purchased a controlling interest in L. Luria and Son ("LLS"). Subsequent to that purchase, Mr. Eidelstein was named director of LLS. In November, 1996, LLS and the Company consummated on a trial basis an inventory financing transaction for which Mr. Eidelstein did not receive any compensation.

Proposal Two - Name Change
--------------------------

     Among the assets transferred to MINC, were the names "Jack Carl," "Jack Carl/312-Futures," "Index Futures" and similar names and logos as they relate to the futures and futures options businesses. Under Index's agreement with MINC, it and its "affiliates" including the Company after a transition period are required to change their names. Accordingly, on November 19, 1996 the board voted to change the name of the Company to IFX Corporation and to recommend such change to the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" SUCH NAME CHANGE.

Proposal Three - Selection of Auditors
--------------------------------------

     The Board of Directors have elected and approved Arthur Andersen & Co., LLP as the principal independent auditor to audit the financial statements of the Company for 1997, subject to ratification by the shareholders. It is expected that a representative of the firm of Arthur Andersen & Co., LLP will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" SUCH
RATIFICATION.

Stockholder Proposals for 1997 Proxy Statement
----------------------------------------------

     Proposals by shareholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 1997 Annual Meeting of Stockholders, which is currently scheduled to be held on February 13, 1998, should be addressed to the Secretary, Jack Carl/312 Futures, 200 West Adams, Suite 1501, Chicago, Illinois 60606, and must be received at such address no later than November 13, 1997. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail, return receipt requested.

Other Matters to Be Acted Upon at the Meeting
---------------------------------------------

     The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of the shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.



                                   BY ORDER OF THE
                                   BOARD OF DIRECTORS

Dated: December 23, 1996

                                    /s/ Bruce Mathias
                                    ---------------------------------------
                                    Bruce Mathias, Secretary

                                REVOCABLE PROXY
                                ---------------
                          JACK CARL/312-FUTURES, INC.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) Joel Eidelstein and Bruce Mathias, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the annual meeting of shareholders of Jack Carl/312-Futures, Inc. (the "Company") to be held on Friday, February 14, 1997, at One Turnberry Place, Suite 800, 19495 Biscayne Boulevard, Aventura, Florida at 10:00 a.m., Eastern Standard Time, and any and all adjournments and postponements thereof (the "Annual Meeting"), including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

     This Proxy will be voted at the Annual Meeting or any adjournments or postponements thereof as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED ON THE REVERSE SIDE, FOR APPROVAL OF THE CHANGING OF THE COMPANY'S NAME AS STATED ON THE REVERSE SIDE, AND FOR THE APPOINTMENT OF ARTHUR ANDERSEN & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)




                           . FOLD AND DETACH HERE .



                          JACK CARL/312-FUTURES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                         February 14, 1996, 10:00 a.m.

                         One Turnberry Place, Suite 800
                            19495 Biscayne Boulevard
                            Aventura, Florida 33180

1. Election of Directors: THE ELECTION OF THE FOLLOWING NOMINEES TO THE BOARD OF DIRECTORS UNLESS OTHERWISE INDICATED:

      FOR          WITHHOLD          JOEL EIDELSTEIN     COLLEEN M. RUGGIO
 all nominees      AUTHORITY         GEORGE MYERS
    listed      for all nominees     ZALMAN LEKACH

      [ ]             [ ]            IN THE EVENT THE UNDERSIGNED WISHES TO
                                     WITHHOLD AUTHORITY TO VOTE FOR ANY
                                     PARTICULAR NOMINEE OR NOMINEES LISTED
                                     ABOVE, PLEASE SO INDICATE BY CLEARLY AND
                                     NEATLY LINING THROUGH OR STRIKING OUT THE
                                     NAME OF ANY SUCH NOMINEE OR NOMINEES.

2. Approval of Name Change: THE CHANGE OF THE COMPANY'S NAME TO IFX CORPORATION AS REQUIRED BY THE AGREEMENT BETWEEN INDEX FUTURES GROUP, INC. AND ED&F MAN, INC.

        FOR                 AGAINST              ABSTAIN


        [ ]                 [ ]                  [ ]

3. Appointment of Independent Auditor: THE APPOINTMENT OF ARTHUR ANDERSEN & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE UPCOMING YEAR.

        FOR                 AGAINST              ABSTAIN


        [ ]                 [ ]                  [ ]

4. In their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

                                            Please Complete, sign and mail this
                                            proxy promptly in the enclosed
                                            envelope. No postage is required for
                                            mailing in United States.

                                            Dated:_______________________, 1997

               No. of Shares ____________   __________________________________

                                                        Signature

                                            __________________________________
                                                        Signature

                                            IMPORTANT: Please date this proxy
                                            and sign exactly as your name
                                            appears on this proxy. If shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give title as such.
                                            If a corporation, please sign in
                                            full corporate name by president or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                           .  FOLD AND DETACH HERE  .

                                ADMISSION TICKET

                                 ANNUAL MEETING

                                      OF
                          Jack Carl/312-Futures, Inc.

                          Friday, February 14, 1997
                                  10:00 a.m.
                        One Turnberry Place, Suite 800
                           19495 Biscayne Boulevard
                            Aventura, Florida 33180

===============================================================================

                                    AGENDA
                                    ------

  * Election of Directors
  * Approval of Name Change
  * Appointment of Independent Auditor

===============================================================================